UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 8, 2013

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On May 8, 2013, The Jones Group Inc. (the "Company") and Christopher Cade, the Company's Executive Vice President, Chief Accounting Officer and Controller, entered into Amendment No. 3 to Mr. Cade's employment agreement with the Company (the "Amendment"). The Amendment modifies the Employment Agreement dated December 5, 2007 between the Company and Mr. Cade, as amended by Amendment No. 1 dated July 18, 2008 and Amendment No. 2 dated October 4, 2010 thereto (the "Employment Agreement"). Capitalized terms used in this summary but not otherwise defined herein shall have the meanings attributed to them in the Employment Agreement.

The Amendment extends the term of the agreement until December 31, 2016 and modifies provisions in the Employment Agreement for accelerated vesting of restricted stock and for termination payments in the event of termination of employment following a Change in Control. The Amendment provides that if the Company terminates Mr. Cade's employment without Cause or Mr. Cade resigns for Good Reason following a Change in Control, he will receive a lump sum payment equal to three times his annual salary at the rate in effect immediately preceding termination. The Amendment also provides for vesting of all previously unvested stock options and restricted stock upon termination of Mr. Cade's employment by the Company without Cause, resignation by Mr. Cade for Good Reason, or a Change in Control; provided, however, that with respect to restricted stock awards which are intended to satisfy the requirements for "qualified performance-based compensation" (within the meaning of Treasury Regulation Section 1.162-27(e)), in the event of termination of Mr. Cade's employment by the Company without Cause or resignation by Mr. Cade for Good Reason, in each case other than following a Change in Control, such restricted stock awards shall vest following the applicable acceleration event solely based on the extent to which the performance goals for the applicable performance period are satisfied.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 dated May 8, 2013 to Employment Agreement between The Jones Group Inc. and Christopher Cade dated as of December 5, 2007.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: May 8, 2013

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 3 dated May 8, 2013 to Employment Agreement between The Jones Group Inc. and Christopher Cade dated as of December 5, 2007.

4